
                                                                    Exhibit 10.1










                          AGREEMENT AND PLAN OF MERGER,


                            DATED AS OF MAY 9, 2000,


                                      AMONG


                              SILVER ROMANA COMPANY
                             A DELAWARE CORPORATION,

                       ACHIEVEMENT TEC ACQUISITION, INC.,
                             A DELAWARE CORPORATION,

                                       AND

                              ACHIEVEMENT TEC INC.,
                               A TEXAS CORPORATION




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                                                                  DRAFT
                                TABLE OF CONTENTS

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                                                                              PAGE
I.    DEFINITIONS ................................................................

II.   NAME OF SURVIVING CORPORATION; CERTIFICATE OF INCORPORATION AND
      BY-LAWS; BOARD OF DIRECTORS; OFFICERS ......................................

      SECTION 2.01  NAME OF SURVIVING CORPORATION ................................

      SECTION 2.02  CERTIFICATE OF INCORPORATION AND BY-LAWS .....................

      SECTION 2.03  BOARD OF DIRECTORS AND OFFICERS ..............................

III.  STATUS OF SECURITIES .......................................................

      SECTION 3.01  CAPITAL STOCK OF ACHIEVEMENT TEC .............................

      SECTION 3.02  CAPITAL STOCK OF ACHIEVEMENT TEC ACQUISITION .................

      SECTION 3.03  CAPITAL STOCK OF SILVER ROMONA MINING COMPANY ................

IV.   FILING; EFFECTIVE TIME .....................................................

V.    CERTAIN EFFECTS OF THE MERGER ..............................................

      SECTION 5.01  SURVIVING CORPORATION ........................................

      SECTION 5.02  TAX-FREE REORGANIZATION ......................................

VI.   REPRESENTATIONS AND WARRANTIES .............................................

      SECTION 6.01  REPRESENTATIONS AND WARRANTIES OF SILVER ROMANA MINING COMPANY
                    AND ACHIEVEMENT TEC ACQUISITION ..............................

      SECTION 6.02  REPRESENTATIONS AND WARRANTIES OF ACHIEVEMENT TEC ............

VII.  COVENANTS ..................................................................

      SECTION 7.01  COVENANTS OF SILVER ROMANA MINING COMPANY AND ACHIEVEMENT TEC
                    ACQUISITION ..................................................

      SECTION 7.02  COVENANTS OF ACHIEVEMENT TEC .................................


                                      -i-
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                                                                             DRAFT


                                                                              PAGE


VIII. ABANDONMENT AND TERMINATION ................................................

      SECTION 8.01  RIGHT OF ACHIEVEMENT TEC AND ACHIEVEMENT TEC ACQUISITION TO
                    ABANDON ......................................................

      SECTION 8.02  RIGHT OF ACHIEVEMENT TEC TO ABANDONMENT ......................

      SECTION 8.03  ADDITIONAL TERMS OF ABANDONMENT ..............................

      SECTION 8.04  EFFECT OF ABANDONMENT ........................................

IX.   MISCELLANEOUS ..............................................................

      SECTION 9.01  FURTHER ACTIONS ..............................................

      SECTION 9.02  AVAILABILITY OF EQUITABLE REMEDIES ...........................

      SECTION 9.03  SURVIVAL .....................................................

      SECTION 9.04  ENTIRE AGREEMENT; MODIFICATION ...............................

      SECTION 9.05  NOTICES ......................................................

      SECTION 9.06  WAIVER .......................................................

      SECTION 9.07  BINDING EFFECT ...............................................

      SECTION 9.08  NO THIRD-PARTY BENEFICIARIES .................................

      SECTION 9.09  SEPARABILITY .................................................

      SECTION 9.10  HEADINGS .....................................................

      SECTION 9.11  COUNTERPARTS; GOVERNING LAW ..................................


                                      -ii-
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                                                                           DRAFT

                                                                                          PAGE

SCHEDULES
      SCHEDULE 3.01(g)  ACHIEVEMENT TEC WARRANTS
      SCHEDULE 6.02(b)  COMMITMENTS, PLANS, AND ARRANGEMENTS OF ACHIEVEMENT
                        TEC
      SCHEDULE 6.02(d)  PROPERTIES OF ACHIEVEMENT TEC
      SCHEDULE 6.02(f)  REAL AND OTHER PROPERTIES OWNED BY ACHIEVEMENT TEC
      SCHEDULE 6.02(g)  ACHIEVEMENT TEC MATERIAL CONTRACTS, AGREEMENTS,
                        INSTRUMENTS, LEASES, LICENSES, ARRANGEMENTS AND UNDERSTANDINGS
      SCHEDULE 6.02(h)  ACHIEVEMENT TEC PENSION, PROFIT-SHARING, OPTION,
                        INCENTIVE PLAN AND EMPLOYEE BENEFIT PLAN

EXHIBITS

      EXHIBITS 3.01(f)  ASSUMPTION OF ACHIEVEMENT TEC STOCK OPTION PLAN
      EXHIBITS 3.01(g)  ASSUMPTION OF ACHIEVEMENT TEC WARRANTS

      AGREEMENT AND PLAN OF MERGER, dated as of May 9, 2000, among SILVER ROMANA MINING COMPANY, a Delaware corporation with executive offices located at 211 West Elder Avenue, Kellogg, Idaho 82837 ("SRM"), ACHIEVEMENT TEC ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of SRM, with executive offices at 211 West Elder Avenue, Kellogg, Idaho 82837 ("Acquisition"), and ACHIEVEMENT TEC, INC., a Texas corporation with executive offices at 2100 Highway 360, Suite 400-B, Grand Prairie, Texas 75050 ("Achievement Tec"). For purposes of this Agreement, Achievement Tec in its capacity as the surviving corporation will sometimes be referred to as the "Surviving Corporation," and Acquisition and Achievement Tec will sometimes be referred to as the "Constituent Corporations."

                             W I T N E S S E T H:



      WHEREAS, SRM, Acquisition, and Achievement Tec desire to effect a reverse triangular merger whereby Acquisition shall merge with Achievement Tec (the "Merger") pursuant to this Agreement, subject to the laws of the States of Delaware and Texas, such that, upon the consummation of the Merger, Acquisition will cease to exist and Achievement Tec will be the surviving corporation and a wholly-owned subsidiary of SRM; and

      WHEREAS, the parties to this Agreement intend that the Merger qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, or its successor statute (the "Code"); and

      WHEREAS, this Agreement has been approved by the respective Board of Directors and stockholders of each of SRM, Acquisition, and Achievement Tec and by the respective stockholders of Acquisition and Achievement Tec.

      NOW THEREFORE, in consideration of the respective covenants, promises, and obligations contained herein, the parties hereto hereby agree as follows:

I. DEFINITIONS.

      ACHIEVEMENT TEC. As defined in the introductory paragraph hereof.

      ACHIEVEMENT TEC COMMON STOCK. Common Stock, no par value of Achievement
Tec.

      ACHIEVEMENT TEC INDEMNITEES. As defined in Section 7.01(n) hereof.

      ACHIEVEMENT TEC PREFERRED STOCK. Series A 8% Cumulative Convertible Preferred Stock, no par value per share, of Achievement Tec.

      ACHIEVEMENT TEC TAKEOVER PROPOSAL. As defined Section 7.02(i) hereof.

      ACQUISITION. As defined in the introductory paragraph hereof.

      CODE. As defined in the second recital hereof.

      COMMISSION. Securities and Exchange Commission.

      CONSTITUENT CORPORATIONS. As defined in the introductory paragraph hereof.

      DGCL. The General Corporation Law of the State of Delaware.

      EFFECTIVE TIME. As defined in Article IV hereof.

      EXCHANGE ACT. Securities Exchange Act of 1934, as amended.

      GAAP. Generally accepted accounting principles in effect in the United States at the date hereof.

      LAST ACHIEVEMENT TEC BALANCE SHEET. The balance sheet of Achievement Tec and the notes thereto at March 31, 2000.

      LAST ACHIEVEMENT TEC BALANCE SHEET DATE. March 31, 2000.

      LAST ACHIEVEMENT TEC FINANCIAL STATEMENTS. The financial statements of Achievement Tec at and for the period ended March 31, 2000.

      LAST SRM BALANCE SHEET. The balance sheet of SRM and the notes thereto at December 31, 1999.

      LAST SRM BALANCE SHEET DATE. December 31, 1999.

      LAST SRM FINANCIAL STATEMENTS. The financial statements of SRM at and for the period ended December 31, 1999.

      MERGER. As defined in the first recital hereof.

      NEW CERTIFICATES. As defined in Section 3.01(c) hereof.

      NIR. The N.I.R. Group, LLC.

      OLD CERTIFICATES. Certificates representing shares of Achievement Tec Common Stock outstanding immediately prior to the Effective Time.

      RELEASE TIME. The earlier of the Effective Time and the rightful termination or abandonment of the Merger pursuant to Article VIII hereof.

      SECURITIES ACT. Securities Act of 1933, as amended.

      SRM. As defined in the introductory paragraph hereof.

      SRM COMMON STOCK. Common stock, par value $0.01 per share, of SRM.

      SRM INDEMNITEES. As defined in Section 7.02(k) hereof.

      SRM TAKEOVER PROPOSAL. As defined in Section 7.01(j) hereof.

      SURVIVING CORPORATION. As defined in the introductory paragraph hereof.

      TAX RETURNS. Any return, report, document, statement, or form required to be filed (whether on a consolidated, combined, separate, or unitary basis) with respect to any Taxes (along with any schedules required to be attached thereto), including, without limitation, information returns, claims for refund, amended returns, and declarations of estimated Tax.

      TAXES. All taxes, charges, fees, levies, penalties, or other assessments imposed by any United States federal, state, local or foreign taxing authority, including any interest, penalties or additions thereto.

II.   NAME OF SURVIVING CORPORATION; CERTIFICATE
      OF INCORPORATION AND BY-LAWS; BOARD OF
      DIRECTORS; OFFICERS.


      SECTION 2.01 NAME OF SURVIVING CORPORATION. The name of the Surviving Corporation shall be "Achievement Tec, Inc."

      SECTION 2.02 CERTIFICATE OF INCORPORATION AND BY-LAWS OF SURVIVING CORPORATION. The certificate of incorporation and the by-laws of Achievement Tec as in effect at the Effective Time shall remain as such from and after the Effective Time, until such time as they are amended.

      SECTION 2.03 BOARD OF DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The directors and officers of Achievement Tec at the Effective Time shall remain as such from and after the Effective Time, each to serve, subject to the by-laws of Achievement Tec, until their respective successors shall have been elected and qualified.

      SECTION 2.04 BOARD OF DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The directors and officers of SRM immediately prior to the Effective Time shall resign from offices and other positions held thereby with SRM and shall take all corporate and other action required such that at the Effective Time the directors and officers of Achievement Tec at the Effective Time shall become the directors and officers, respectively, of SRM from and after the Effective Time, each to serve, subject to the by-laws of SRM, until their respective successors shall have been duly elected and qualified.

III.  STATUS OF SECURITIES.

      SECTION 3.01 SECURITIES OF ACHIEVEMENT TEC.

      (a) The shares of Achievement Tec Common Stock outstanding at the Effective Time, together with the shares of Achievement Tec Common Stock issuable upon the conversion of shares of Achievement Tec Preferred Stock, shall, subject to Section 3.01(e), be converted into and exchanged for an aggregate of 7,000,000 shares of SRM Common Stock, representing 70% of the total issued and outstanding shares of SRM Common Stock immediately following the Effective Time.

      (b) Notwithstanding Section 3.01(a), no share of SRM Common Stock shall be issued, converted or exchanged for shares of Achievement Tec Common Stock to those holders of Achievement Tec Common Stock who object to the Merger in writing and demand, and receive, payment for the value of their shares pursuant to the applicable provision of the Texas Business Corporation Act, if applicable.

      (c) Subject to Section 3.01(b), after the Effective Time, each holder of an Old Certificate representing shares of Achievement Tec Common Stock, upon surrender thereof to SRM, shall be entitled to receive a certificate or certificates (the "New Certificates") of SRM Common Stock, which SRM agrees to provide as soon as practicable after the Effective Time, representing the number of whole shares of SRM Common Stock for which the shares of Achievement Tec Common Stock represented by such surrendered Old Certificates have been converted. No certificates or scrip for fractional shares of SRM Common Stock will be issued; no SRM stock split or dividend shall relate to any fractional share interest; and no fractional share interest shall entitle the owner thereof to any rights of a SRM stockholder, including the right to vote. All fractional shares of SRM Common Stock or interests or rights therein shall be rounded up to the next whole number of shares of SRM Common Stock. Until surrendered and exchanged after the Effective Time, each Old Certificate shall be deemed for all corporate purposes (other than the payment of dividends or liquidating or other distributions, if any, to holders of record of SRM Common Stock) to represent only the right to receive the number of whole shares of SRM Common Stock for which the shares of Achievement Tec Common Stock represented by such Old Certificate shall have been converted. No dividend or liquidating or other distribution, if any, payable to then record holders of shares of SRM Common Stock shall be paid at any time to the holders of Old Certificates; provided, however, that upon surrender and exchange of such Old Certificates, the record holders of the New Certificates shall be paid, subject to the last sentence of this Section 3.01(c): (i) the amount, without interest, of dividends and liquidating or other distributions, if any, which have become payable to holders of record of shares of Achievement Tec Common Stock on or after the Effective Time with respect to the number of whole shares of SRM Common Stock represented by such New Certificates; and (ii) the amount, without interest, of dividends and liquidating or other distributions, if any, payable to record holders of Achievement Tec Common Stock prior to the Effective Time, as declared by the Board of Directors of Achievement Tec.

      If outstanding Old Certificates are not surrendered and exchanged for New Certificates prior to two years after the Effective Time (or the date prior thereto when the whole shares of SRM Common Stock, the dividends and liquidating or other distributions, if any, and cash in lieu of fractional shares described below would otherwise escheat to, or become the property of, any governmental unit or any agency thereof): (i) the number of whole shares of SRM Common Stock for which the shares of Achievement Tec Common Stock represented by such Old Certificates shall have been converted; (ii) the amount of dividends and liquidating or other distributions, if any, which have become payable to holders of record on or after the Effective Time with respect to such number of whole shares of SRM Common Stock; (iii) the amount of dividends and liquidating or other distributions, if any, declared by the Board of Directors of Achievement Tec and payable to the record holders of Achievement Tec Common Stock at any time prior to the Effective Time, but payable subsequent thereto; and (iv) the amount of dividends and liquidating or other distributions, if any, which subsequently become payable with respect to such number of whole shares of SRM Common Stock, shall become the property of SRM (and, to the extent not in its possession, shall be paid over to it), free and clear of all claims or interest of any other person previously entitled thereto.

      (d) If any New Certificate is to be issued in a name other than that in which the Old Certificate surrendered for exchange is issued, such Old Certificate shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay to SRM any transfer or other taxes required by reason of the issuance of the New Certificate in any name other than that of the registered holder of the surrendered Old Certificate, or establish to the satisfaction of SRM that such tax has been paid or is not payable.

      (e) As of the Effective Time, no transfer of the shares of Achievement Tec Common Stock outstanding prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Old Certificates are presented to SRM or the Surviving Corporation, they shall be exchanged pursuant to Section 3.01(c).

      SECTION 3.02 CAPITAL STOCK OF SRM. All issued shares of SRM Common Stock, whether outstanding or held in the treasury of SRM, shall continue unchanged as shares of capital stock of SRM. There are no outstanding warrants, stock options, or other securities convertible into, or exchangeable for, shares of capital stock of SRM.

      SECTION 3.03 CAPITAL STOCK OF ACQUISITION. All shares of capital stock of Acquisition, outstanding at the Effective Time, shall be converted into and exchanged for ten shares of common stock of the Surviving Corporation, except that shares of capital stock of Acquisition held in Acquisition's treasury shall be cancelled.

IV.   FILING; EFFECTIVE TIME.

      As soon as reasonably practicable after the execution of this Agreement, the consummation of the Merger and the other transactions contemplated hereby, appropriate certificates of merger in the respective forms required by the laws of the States of Delaware and Texas shall be executed and filed in the office of the Secretaries of State of the States of Delaware and Texas, which certificates shall provide that the Merger shall become effective upon such filing (the "Effective Time").

V.    CERTAIN EFFECTS OF THE MERGER.

      SECTION 5.01 SURVIVING CORPORATION. When the Merger becomes effective, the separate existence of Acquisition shall cease, Acquisition shall be merged into Achievement Tec, and the Surviving Corporation shall possess all the rights, privileges, powers, and franchises of a public and private nature, and shall be subject to all the restrictions, disabilities, and duties of each of the Constituent Corporations including all its property, real, personal, and mixed; all debts due to either of the Constituent Corporations on whatever account, for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of any other jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

      SECTION 5.02 TAX-FREE REORGANIZATION. The Merger is intended to be a reorganization within the meaning of Section 368 of the Code, and this Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under Section 368 of the Code.

VI.   REPRESENTATIONS AND WARRANTIES.

      SECTION 6.01 REPRESENTATIONS AND WARRANTIES OF SRM AND ACQUISITION. SRM and Acquisition, jointly and severally, represent and warrant to Achievement Tec as follows:

            (a) Except for Acquisition, SRM has no subsidiaries or affiliated corporation or owns, directly or indirectly, any interest in any other enterprise (whether or not such enterprise is a corporation). Each of SRM and Acquisition is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its respective properties and assets and to carry on the respective businesses in which it is now engaged and the respective businesses in which it contemplates engaging.

            (b) The authorized capital stock of SRM consists of 50,000,000 shares of common stock, par value $.001 per share, 500,000 of which are outstanding, and 10,000,000 shares of preferred stock, none of which is outstanding. Such outstanding shares of SRM Common Stock are validly authorized and issued, fully paid, and nonassessable, and have not been issued and are not owned or held in violation of any preemptive or similar right of stockholders. The authorized capital stock of Acquisition consists of 100 shares of Common Stock, par value $.001 per share, of which ten shares are outstanding. All of the outstanding capital stock of Acquisition is owned of record and beneficially by SRM. Such outstanding shares of common stock of Acquisition is validly authorized and issued, fully paid, and nonassessable, and have not been issued and are not owned or held in violation of any preemptive or similar right of stockholders. Except as contemplated by this Agreement, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of any share of capital stock of SRM or Acquisition or any security or other instrument convertible into, or exercisable or exchangeable for, capital stock of SRM or Acquisition. There is outstanding no security or other instrument convertible into, or exercisable or exchangeable for, capital stock of SRM or Acquisition.

            (c) SRM has delivered to Achievement Tec true and correct copies of the Last SRM Financial Statements. Each consolidated balance sheet included therein presents fairly the financial condition, assets, liabilities, and stockholders' equity of SRM and Acquisition as of its date; each consolidated statement of income and statement of stockholders' equity included therein fairly presents the results of operations of SRM and Acquisition for the period indicated; and each consolidated statement of cash flows included therein presents fairly the information purported to be shown therein. The financial statements referred to in this Section 6.01(c) have been prepared in accordance with GAAP, which have been applied consistently throughout the periods involved and are in accordance with the books and records of SRM and Acquisition. Except as set forth in Schedule 6.01(c) hereto, since the Last SRM Balance Sheet Date:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SRM and Acquisition, taken as a whole.

                  (ii) Neither SRM nor Acquisition has authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, other acquisition, combination, split, or reorganization of any stock of either of them.

                  (iii) The operations and businesses of SRM and Acquisition have been conducted in all respects only in the ordinary course, except for (A) the issuance and sale of shares of SRM Common Stock to designees of NIR and (B) the reincorporation merger of SRM from the State of Idaho to the State of Delaware and the amendment of the certificate of incorporation of SRM to increase the capitalization thereof to be as represented herein.

                  (iv) Neither SRM nor Acquisition has suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value. There is no fact known to SRM or Acquisition which materially adversely affects, or in the future (as far as either SRM or Acquisition can foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SRM or Acquisition, or, after the Merger, the Surviving Corporation; provided, however, that neither SRM nor Acquisition expresses any opinion as to political or economic matters of general applicability.

            (d) Each of SRM and Acquisition has filed, or as of the Effective Time will have filed, with the appropriate federal, state, local and foreign tax authorities all Tax Returns required to be filed by or with respect to SRM or Acquisition whose due dates (taking into account any timely filed extensions) fall on or before the Effective Time, and such Tax Returns are or will be true, correct, and complete in all material respects and disclose all Taxes required to be paid by SRM or Acquisition, respectively. Each of SRM has paid in full or has made adequate provision in the Last SRM Balance Sheet for all Taxes which are or will be due or claimed to be due from it by any authority for all periods or portions thereof up to and including the Effective Time. There are no liens for Taxes upon the assets of SRM or Acquisition, except for statutory liens for current Taxes not yet due. Neither SRM nor Acquisition has (i) requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed, or (ii) waived any statute of limitations for, or agreed to any extension of time with respect to, the assessment of Taxes thereof. No claim has ever been made by an authority in a jurisdiction where either SRM or Acquisition does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Each of SRM and Acquisition has delivered to Achievement Tec true, correct, and complete copies of all federal income Tax Returns, examinations, reports, and statements of deficiencies assessed against, or agreed to by, it since December 31, 1994. Neither SRM nor Acquisition has received any notice of deficiency or assessment from any federal, state, local, or foreign taxing authority with respect to liabilities for Taxes thereof which have not been fully paid or finally settled, and, to the knowledge of SRM and Acquisition, there are no existing or prior facts, circumstances, or conditions that would form the basis for such a notice of deficiency or assessment. Neither SRM nor Acquisition is a party to a tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. Neither SRM nor Acquisition has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the period specified in Section 897 (c)(1)(A)(ii) of the Code. Neither SRM nor Acquisition is, nor has it been, a member of an affiliated group filing a consolidated federal income Tax Return or has any liability for the Taxes of any person under Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law) as a transferee, or successor, by contract or otherwise.

            (e) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to SRM) with respect to SRM or Acquisition or any of its respective businesses, properties, or assets. Neither SRM nor Acquisition is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is SRM or Acquisition required to take any action in order to avoid such violation or default. There is no outstanding consent, order, judgment, writ, injunction, award, or decree of any court, arbitration or other tribunal against or involving SRM, Acquisition, their respective business, or any of their respective properties or assets.

            (f) Neither SRM nor Acquisition owns any real or other property.

            (g) There are no contracts, agreements, instruments, leases, licenses, arrangements, or understandings binding upon SRM or Acquisition. Each of SRM and Acquisition has furnished to Achievement Tec its respective certificate of incorporation (or other charter document) and all amendments thereto, if any, as presently in effect. Neither SRM nor Acquisition is a party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had, or may in the future have, a material adverse effect on the respective financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SRM or Acquisition, or, after the Merger, of the Surviving Corporation. Notwithstanding this Agreement and related documents, neither SRM nor Acquisition has engaged within the last five years in, is engaging in, or intends to engage in, any transaction with, or has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with any stockholder, director, officer, or employee of SRM or Acquisition or any relative or affiliate of any stockholder, director, officer, or employee, of SRM or Acquisition or any other corporation or enterprise in which any stockholder of SRM or Acquisition, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest. The stock ledgers, stock transfer books, and the minute book records of each of SRM and Acquisition and any other document provided by SRM relating to all issuances and transfers of stock and all proceedings of the stockholders and the Board of Directors and committees thereof since their respective incorporations, all of which have been made available to Achievement Tec, are originals or exact copies thereof. Neither SRM nor Acquisition is in violation, breach, or in default with respect to any term of its respective certificate of incorporation (or other charter document) or by-laws.

            (h) Neither SRM nor Acquisition (i) has contributed to any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan; (ii) maintains or has maintained, is or was a party to, or otherwise participates or participated in, on its own behalf or on behalf of any former employees, any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan; or (iii) has any obligation to, or customary arrangement with, former employees, if any, for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

            (i) Neither SRM nor Acquisition, nor any director, officer, agent, employee, stockholder, or other person associated with, or acting on behalf of, either of SRM or Acquisition, has directly or indirectly: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (ii) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

            (j) Each of SRM and Acquisition has all requisite power and authority to execute, deliver, and perform this Agreement and the other transactions contemplated by, and in connection with, this Agreement. All necessary corporate proceedings of SRM and Acquisition have been duly taken to authorize the execution, delivery, and performance of this Agreement and the other transactions contemplated by, and in connection with, this Agreement. This Agreement has been duly authorized, executed, and delivered by each of SRM and Acquisition, constitutes the legal, valid, and binding obligation of each of SRM and Acquisition, and is enforceable as to each of SRM and Acquisition in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by SRM or Acquisition for the execution, delivery, or performance of this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which SRM or Acquisition is a party, or to which it or any of its respective properties or assets are subject, is required for the execution, delivery, or performance of this Agreement and the execution, delivery, and performance of this Agreement, will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, receive rights or privileges that such party was not entitled to receive before, this Agreement and the other transactions contemplated by, and in connection with, this Agreement was executed under, or create any obligation on the part of either SRM or Acquisition to which such corporation was not subject immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or breach their respective certificates of incorporation (or other charter document) or by-laws, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on SRM or Acquisition or to which any of their respective businesses, properties, or assets are subject. Neither SRM nor Acquisition, nor any of their respective officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with, or as a result of, this Agreement, the Merger, or the other transactions contemplated by this Agreement.

            (k) No representation or warranty by SRM or Acquisition in this Agreement contains, or at the Effective Time will contain, an untrue statement of material fact or omits, or at the Effective Time will omit, to state a material fact required to be stated therein or necessary to make the statements contained herein not misleading.

            SECTION 6.02 REPRESENTATIONS AND WARRANTIES OF ACHIEVEMENT TEC. Achievement Tec represents and warrants to each of SRM and Acquisition as follows:

            (a) Achievement Tec has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). Achievement Tec is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the respective businesses in which it is now engaged and the businesses in which it contemplates engaging.

            (b) The authorized capital stock of Achievement Tec consists of 10,000,000 shares of Achievement Tec Common Stock, no par value, 6,300,000 of which are outstanding, and 1,000,000 shares of preferred stock, of which 419,874 shares of Achievement Tec Preferred Stock are outstanding. Each of such outstanding shares of Achievement Tec Common Stock and each outstanding share of Achievement Tec Preferred Stock is validly authorized and issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders, and is free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. Except as provided in Schedule 6.02(b) and this Agreement, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of any share of capital stock of Achievement Tec or any security or other instrument convertible into, or exercisable or exchangeable for, capital stock of Achievement Tec.

            (c) Achievement Tec has delivered to SRM and Acquisition true and correct copies of the Last Achievement Tec Financial Statements. Each balance sheet included therein presents fairly the financial condition, assets, liabilities, and stockholders' equity of Achievement Tec as of its date; each statement of income and statement of stockholders' equity included therein presents fairly the results of operations of Achievement Tec for the period indicated; and each consolidated statement of cash flows included therein presents fairly the information purported to be shown therein. The financial statements referred to in this Section 6.02(c) have been prepared in accordance with GAAP, which have been applied consistently throughout the periods involved and are in accordance with the books and records of Achievement Tec. Since the Last Achievement Tec Balance Sheet Date:

                  (i) There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Achievement Tec.

                  (ii) Achievement Tec has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, other acquisition, combination, split, or reorganization of any stock of Achievement Tec.

                  (iii) The operations and businesses of Achievement Tec have been conducted in all respects only in the ordinary course, except for (A) the issuance of the Achievement Tec Preferred Stock and (B) the amendment of the certificate of incorporation of Achievement Tec to increase the capitalization thereof to be as represented herein.

                  (iv) Achievement Tec has not suffered an extraordinary loss
            (whether or not covered by insurance) or waived any right of substantial value. There is no fact known to Achievement Tec which materially adversely affects, or in the future (as far as Achievement Tec can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Achievement Tec or, after the Merger, the Surviving Corporation; provided, however, that Achievement Tec expresses no opinion as to political or economic matters of general applicability.

            (d) Achievement Tec has filed, or as of the Effective Time will have filed, with the appropriate federal, state, local and foreign tax authorities all Tax Returns required to be filed by or with respect to Achievement Tec whose due dates (taking into account any timely filed extensions) fall on or before the Effective Time, and such Tax Returns are or will be true, correct, and complete and disclose all Taxes required to be paid by Achievement Tec. Achievement Tec has paid in full or has made adequate provision in the Last Achievement Tec Balance Sheet for all Taxes which are or will be due or claimed to be due from it by any authority for all periods or portions thereof up to and including the Effective Time. There are no liens for Taxes upon the assets of Achievement Tec, except for statutory liens for current Taxes not yet due. Achievement Tec has not (i) requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed, or (ii) waived any statute of limitations for, or agreed to any extension of time with respect to, the assessment of Taxes of Achievement Tec. No claim has ever been made by an authority in a jurisdiction where Achievement Tec does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Achievement Tec has delivered to SRM and Acquisition true, correct, and complete copies of all federal income Tax Returns, examinations, reports, and statements of deficiencies assessed against or agreed to by it since December 31, 1994. Achievement Tec has not received any notice of deficiency or assessment from any federal, state, local, or foreign taxing authority with respect to liabilities for Taxes of Achievement Tec which have not been fully paid or finally settled, and, to the knowledge of Achievement Tec, there are no existing or prior facts, circumstances, or conditions that would form the basis for such a notice of deficiency or assessment. Achievement Tec is not a party to a tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. Achievement Tec has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the period specified in Section 897 (c)(1)(A)(ii) of the Code. Achievement Tec is not, nor has it been, a member of an affiliated group filing a consolidated federal income Tax Return or has any liability for the Taxes of any person under Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law) as a transferee, or successor, by contract or otherwise.

            (e) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or, to Achievement Tec's knowledge, investigation pending, threatened, or in prospect (or any basis therefor known to Achievement Tec), with respect to Achievement Tec or any of its respective business, properties, or assets. Achievement Tec is not affected by any present or threatened strike or other labor disturbance, nor, to the knowledge of Achievement Tec, is any union attempting to represent any employee of Achievement Tec as collective bargaining agent. To Achievement Tec's knowledge, Achievement Tec is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect on the business, prospects, financial condition, or results of operations of Achievement Tec; nor is Achievement Tec required to take any action in order to avoid such violation or default.

            (f) Achievement Tec does not own any real property. Achievement Tec has good title to all personal properties and assets used in its businesses or owned by it (except real and other properties and assets as are held pursuant to leases or licenses described in Schedule 6.02(g) hereto), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances, except those described in Schedule 6.02(f) hereto. Set forth in Schedule 6.02(f) hereto is a true and complete list of all real and other properties and assets owned by Achievement Tec or leased or licensed by Achievement Tec from or to a third party, including with respect to such properties and assets owned by Achievement Tec a statement of cost, book value, and (except for land) reserve for depreciation of each item for tax purposes, and net book value of each item for financial reporting purposes, and with respect to such properties and assets leased or licensed by Achievement Tec from or to a third party, a description of such lease or license. All real and other tangible properties and assets owned by Achievement Tec or leased or licensed by Achievement Tec from or to a third party are in good and usable condition (reasonable wear and tear which is not such as to affect adversely the operation of the business of Achievement Tec excepted).

            (g) Set forth in Schedule 6.02(g) hereto is a true and correct list of all material contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to Achievement Tec. Achievement Tec has furnished to SRM (i) its certificate of incorporation and by-laws and all amendments thereto, as presently in effect; and (ii) true and correct copies of all contracts, agreements, instruments, leases, licenses, arrangements, or understandings referred to in Schedule 6.02(g) hereto. Achievement Tec is not now, nor does it expect to be, in violation or breach of, or in default with respect to complying with, any material term of any item referred to in clauses
(i) or (ii) of the immediately preceding sentence, and each such contract, agreement, instrument, lease, or license is in full force and is the legal, valid, and binding obligation of Achievement Tec and is enforceable as to Achievement Tec in accordance with its terms (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally). Each such financing or other arrangement or understanding is a valid and continuing arrangement or understanding; neither Achievement Tec nor, to its knowledge, any other party to any such arrangement or understanding, has given notice of termination or taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Except as set forth in Schedule 6.02(g) hereto, Achievement Tec is not a party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Achievement Tec or, after the Merger, or is anticipated by Achievement Tec to have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Surviving Corporation. Except as set forth in Schedule 6.02(g), Achievement Tec has not engaged within the last five years in, is not engaging in, nor intends to engage in any transaction with, nor has had within the last five years, now has, or intends to have any contract, agreement, instrument, lease, license, arrangement, or understanding with, any stockholder of Achievement Tec, any director, officer, or employee of Achievement Tec (except for employment agreements listed in Schedule 6.02(g)), any relative or affiliate of any stockholder of Achievement Tec, any such director, officer, or employee, or any other corporation or enterprise in which any stockholder of Achievement Tec, any such director, officer, or employee, or any such relative or affiliate then had or now has a 5% or greater equity or voting or other substantial interest, other than those listed and so specified in Schedule 6.02(g). The respective stock ledgers and stock transfer books and the minute book records of Achievement Tec relating to all issuances and transfers of stock by Achievement Tec, and all proceedings of the stockholders, the Board of Directors and committees of Achievement Tec since its incorporation made available to SRM are the original stock ledgers, stock transfer books and minute book records of Achievement Tec or exact copies thereof. Achievement Tec is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

            (h) Achievement Tec (i) has not contributed to any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, (ii) maintains or has maintained, is or was a party to, and otherwise participates and has participated in, on its own behalf or on behalf of any former employees, any pension, profit-sharing, option, other incentive plan, or any other type of employee benefit plan, or (iii) has any obligation to, or customary arrangement with, former employees, if any, for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written, except as set forth in Schedule 6.02(h) hereto.

            (i) Neither Achievement Tec nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, Achievement Tec has directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

            (j) Achievement Tec has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Achievement Tec have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by Achievement Tec, constitutes the legal, valid, and binding obligation of Achievement Tec, and is enforceable as to Achievement Tec in accordance with its terms, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditor's rights generally. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Achievement Tec for the execution, delivery, or performance of this Agreement by Achievement Tec. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Achievement Tec is a party, or to which its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of Achievement Tec to which it was not subject immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of Achievement Tec, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Achievement Tec or to which its businesses, properties, or assets are subject. Neither Achievement Tec nor any of its officers, directors, employees, or agents has employed any broker or finder or incurred any liability for any fee, commission, or other compensation payable by any person on account of alleged employment as a broker or finder, or alleged performance of services as a broker or finder, in connection with, or as a result of, this Agreement, the Merger, or the other transactions contemplated by this Agreement.

            (k) No representation or warranty by Achievement Tec in this Agreement contains, or (except for changes beyond the control of Achievement
Tec) at the Effective Time will contain, an untrue statement of material fact or omits, or (except for changes beyond the control of

Achievement Tec) at the Effective Time will omit, to state a material fact required to be stated therein or necessary to make the statements made not misleading.

VII.  COVENANTS.

      SECTION 7.01 COVENANTS OF SRM AND ACQUISITION.

      SRM and Acquisition, jointly and severally, hereby covenant to Achievement Tec as follows:

            (a) Until the Release Time, SRM and Acquisition will immediately advise Achievement Tec in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which either such corporation obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or which, if existing and known at any time prior to or at the Effective Time, would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence.

            (b) Before SRM or Acquisition releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement, which is intended for, or may result in, public dissemination thereof, SRM and Acquisition shall furnish drafts of all documents or proposed oral statements to Achievement Tec for comment, and shall not release any such information without the written consent of Achievement Tec, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent SRM and Acquisition from releasing any information if required to do so by law.

            (c) Until the Release Time, no amendment will be made in the certificate of incorporation or by-laws of SRM or of Acquisition.

            (d) Until the Release Time, SRM and Acquisition will afford the officers, directors, employees, counsel, agents, accountants, and other representatives of Achievement Tec free and full access to the plants, properties, books, and records of SRM and Acquisition, will permit them to make extracts from, and copies of, such books and records, and will from time to time furnish Achievement Tec with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of SRM and Acquisition as Achievement Tec from time to time may request.

            (e) Until the Release Time, SRM and Acquisition will conduct their respective affairs, and SRM will cause the affairs of Acquisition to be conducted, so that at the Effective Time no representation or warranty of SRM or Acquisition will be inaccurate, no covenant or agreement of SRM or Acquisition will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of SRM or Acquisition. Until the Release Time, Acquisition will conduct no affairs, except in connection with this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

            (f) Neither SRM nor Acquisition shall make any agreement or reach any understanding not approved in writing by Achievement Tec as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

            (g) If, prior to the Effective Time, SRM Common Stock shall be recapitalized or reclassified or SRM shall effect any stock dividend, stock split, or reverse stock split of SRM Common Stock, then the shares of SRM Common Stock to be delivered under this Agreement or upon exercise, conversion, or exchange of any security to be delivered under this Agreement or assumed by SRM as contemplated by this Agreement shall be appropriately and equitably adjusted to the kind and amount of shares of stock and other securities and property to which the holders of such shares of SRM Common Stock or such other security would have been entitled to receive had such stock or such other security been issued and outstanding as of the record date for determining stockholders entitled to participate in such corporate event.

            (h) SRM shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Effective Time.

            (i) SRM agrees to indemnify and hold harmless Achievement Tec's officers, directors, employees, agents, and counsel, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control Achievement Tec within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and, if the Merger is abandoned or terminated pursuant to Article VIII or otherwise, except solely as a result of a breach of this Agreement by Achievement Tec, Achievement Tec (the "Achievement Tec Indemnitees"), against any and all losses, liabilities, claims, damages, and expenses whatsoever as and when incurred arising out of, based upon, or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained in any application or other document or communication executed by, or on behalf of, SRM or Acquisition filed with any governmental authority in connection with the Merger or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by, or on behalf of, or pertaining to, SRM, Acquisition, or any SRM security holder, (B) any breach of any representation, warranty, covenant, or agreement of SRM or Acquisi-tion contained in this Agreement, and (C), if the Merger is consummated, any act, alleged act, omission, or alleged omission occurring at or prior to the Effective Time, including, without limitation, any which arise out of, are based upon, or are in connection with any of the transactions contemplated by this Agreement. The foregoing agreement to indemnify shall be in addition to any liability SRM may otherwise have, including liabilities arising under this Agreement.

            (j) SRM shall have issued and sold to designees of Williams Investments and NIR an aggregate of 2,500,000 shares of SRM Common Stock prior to the Effective Time.

      SECTION 7.02 COVENANTS OF ACHIEVEMENT TEC.

            (a) Until the Effective Time, Achievement Tec will immediately advise SRM and Acquisition in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which, if existing and known at the date of the execution of this Agreement, would have been required to be set forth or disclosed in or pursuant to this Agreement or which, if existing and known at any time prior to or at the Effective Time, would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence.

            (b) Before Achievement Tec releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for, or may result in, public dissemination thereof, Achievement Tec shall furnish drafts of all documents or proposed oral statements to SRM for comment, and shall not release any such information without the written consent of SRM, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent Achievement Tec from releasing any information if required to do so by law.

            (c) Until the Release Time, no amendment will be made in the certificate of incorporation or by-laws of Achievement Tec.

            (d) Until the Release Time, no share of capital stock of Achievement Tec, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into or exchangeable for any such share, shall be issued or sold by Achievement Tec, otherwise than (i) in connection with the issuance and sale of additional shares of Achievement Tec Preferred Shares to designees of NIR or upon the conversion of such shares of Achievement Tec Preferred Stock, or (ii) in connection with any acquisition by Achievement Tec or any affiliate thereof.

            (e) Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by Achievement Tec in respect of the outstanding shares of Achievement Tec Common Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by Achievement Tec of Achievement Tec Common Stock.

            (f) Until the Release Time, except in connection with the issuance and sale of shares of Achievement Tec Preferred Stock referred to Section 7.01(j) hereof, Achievement Tec shall not borrow money, guarantee the borrowing of money, engage in any transaction, or enter into any material agreement, except in the ordinary course of business.

            (g) Until the Release Time, Achievement Tec will afford the officers, directors, employees, counsel, agents, accountants, and other representatives of SRM and lenders, investors, and prospective lenders and investors free and full access to the plants, properties, books, and records of Achievement Tec and will permit them to make extracts from and copies of such books and records, and will from time to time furnish SRM with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Achievement Tec as SRM from time to time may request.

            (h) Until the Release Time, Achievement Tec will conduct its affairs so that at the Effective Time no representation or warranty of Achievement Tec will be inaccurate, no covenant or agreement of Achievement Tec will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions of Achievement Tec. Except as otherwise requested by SRM in writing, until the Release Time, Achievement Tec use its best efforts to preserve the business operations of Achievement Tec intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements, and understandings of Achievement Tec, and to preserve the good will of their suppliers, customers, and others having business relations with any of them. Until the Release Time, Achievement Tec will conduct its affairs in all respects only in the ordinary course.

            (i) Until the Release Time, subject to the fiduciary duties of Achievement Tec's officers and directors, Achievement Tec shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, accountant, or other representative of Achievement Tec, directly or indirectly, to: (i) initiate contact with any person or entity in an effort to solicit any Achievement Tec Takeover Proposal (as is defined in this Section 7.02(i)); (ii) cooperate with, furnish, or cause to be furnished any non-public information concerning the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Achievement Tec to any person or entity in connection with any Achievement Tec Takeover Proposal; (iii) negotiate with any person or entity with respect to any Achievement Tec Takeover Proposal; or (iv) enter into any agreement or understanding with the intent to effect an Achievement Tec Takeover Proposal. Achievement Tec will immediately give written notice to SRM of the details of any Achievement Tec Takeover

Proposal of which Achievement Tec becomes aware. "Achievement Tec Takeover Proposal" shall mean "any proposal, other than as contemplated by this Agreement, for a merger, consolidation, reorganization, other business combination, or recapitalization involving Achievement Tec, for the acquisition of a 5% or greater interest in the equity or in any class or series of capital stock of Achievement Tec, for the acquisition of the right to cast 5% or more of the votes on any matter with respect to Achievement Tec, or for the acquisition of a substantial portion of any of the assets of Achievement Tec other than in the ordinary course of its business, the effect of which may be to prohibit, restrict, or delay the consummation of the Merger or any of the other transactions contemplated by this Agreement or impair the contemplated benefits to SRM or Acquisition of the Merger or any of the other transactions contemplated by this Agreement."

            (j) Achievement Tec shall not make any agreement or reach any understanding not approved in writing by SRM as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

            (k) Achievement Tec agrees to indemnify and hold harmless SRM's and Acquisition's respective officers, directors, employees, agents, and counsel, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control SRM or Acquisition within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act and, if the Merger is abandoned or terminated pursuant to Article VIII or otherwise except solely as a result of a breach of this Agreement by SRM, SRM (the "SRM Indemnitees") against any and all losses, liabilities, claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 7.02(k), without limitation, reasonable counsel fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, in each case whether or not involving a third party) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any application or other document or communication decided by, or on behalf of, Achievement Tec filed with any governmental authority in connection with the Merger; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by, or on behalf of, or pertaining to, Achievement Tec or any Achievement Tec security holder, or (ii) any breach of any representation, warranty, covenant, or agreement of Achievement Tec contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Achievement Tec may otherwise have, including liabilities arising under this Agreement.

VIII. ABANDONMENT AND TERMINATION.

      SECTION 8.01 RIGHT OF SRM AND ACQUISITION TO ABANDON.

            SRM's and Acquisition's Boards of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

            (a) All representations and warranties of Achievement Tec contained in this Agreement shall be accurate when made and, shall be accurate as of the Effective Time by Achievement Tec and regardless of knowledge or lack thereof on the part of Achievement Tec or changes beyond its control; as of the Effective Time, Achievement Tec shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before the Effective Time by this Agreement; and SRM and Acquisition shall have received a certificate executed by the chief executive officer and the chief financial officer of Achievement Tec dated the Effective Time, to that effect.

            (b) Achievement Tec shall have delivered to SRM and Acquisition at or prior to the Effective Time such other documents (including certificates of officers of Achievement) as SRM may reasonably request in order to enable SRM and Acquisition to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

            (c) There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement or to obtain substantial damages with respect thereto.

            (d) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement, by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which (i) makes this Agreement, the Merger, or any of the other transactions contemplated by, or in connection with, this Agreement, illegal;
(ii) results in a delay in the ability of Achievement Tec, SRM, or Acquisition to consummate the Merger or any of the other transactions contemplated by this Agreement; (iii) requires the divestiture by SRM of a material portion of the business of SRM or of Achievement Tec; (iv) imposes material limitations on the ability of SRM effectively to exercise full rights of ownership of shares of the Surviving Corporation, including the right to vote such shares on all matters properly presented to the stockholders of the Surviving Corporation; or (v) otherwise materially prohibits, restricts, or delays consummation of the Merger or any of the other transactions contemplated by this Agreement, or materially impairs the contemplated benefits to SRM or Acquisition of this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

            (e) The parties to this Agreement shall have obtained at or prior to the Effective Time all consents required for the consummation of the Merger and the other transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

            (f) Prior to the Effective Time, SRM and Acquisition shall conduct a due diligence review of Achievement Tec and shall be reasonably satisfied with the result of such review.

      SECTION 8.02 RIGHT OF ACHIEVEMENT TEC TO ABANDON.

            Achievement Tec's Board of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, as of the specified date or dates:

            (a) All representations and warranties of SRM and Acquisition contained in this Agreement shall be accurate when made and as of the Effective Time as though such representations and warranties were then made and regardless of knowledge, or lack thereof, on the part of SRM and Acquisition or changes beyond their control. As of the Effective Time, SRM and Acquisition shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before the Effective Time by this Agreement and Achievement Tec shall have received certificates executed by the chief executive officer and chief financial officer of each of SRM and Acquisition, dated the Effective Time, to that effect.

            (b) SRM and Acquisition shall have delivered to Achievement Tec at or prior to the Effective Time such other documents (including certificates of officers of SRM and/or Acquisition) as Achievement Tec may reasonably request in order to enable Achievement Tec to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

            (c) All actions, proceedings, instruments, and documents required by SRM or Acquisition to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of Brock Silverstein LLC, counsel to Achievement Tec, and SRM and Acquisition shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

            (d) There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

            (e) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Achievement Tec (i) makes this Agreement, the Merger, or any of the other transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of SRM, Acquisition, or Achievement Tec to consummate the Merger or any of the other transactions contemplated by this Agreement, or (iii) otherwise prohibits, restricts, or delays consummation of the Merger or any of the other transactions contemplated by this Agreement or impairs the contemplated benefits to the stockholders of Achievement Tec of this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

            (f) At or prior to the Effective Time, SRM and Acquisition shall have made all filings, and taken all actions, necessary to comply with all applicable "blue-sky" laws with regard to the issuance of SRM Common Stock as contemplated by this Agreement. Without limiting the generality of the foregoing, any prescribed periods within which a "blue-sky" or securities law administrator may disallow SRM's or Acquisition's notice of reliance on an exemption from such state's requirements, shall have elapsed at or prior to the Effective Time.

            (g) The parties to this Agreement shall have obtained at or prior to the Effective Time all consents required for the consummation of the Merger and the other transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

            (h) Prior to the Effective Time, Achievement Tec shall conduct a due diligence review of SRM and Acquisition and shall be reasonably satisfied with the results of such review.

            (i) SRM shall have consummated the sale of shares of SRM Common Stock referred to in Section 7.01(j).

      SECTION 8.03 ADDITIONAL TERMS OF ABANDONMENT.

      In addition to the provisions of Section 8.01 and 8.02, the Merger may be abandoned or terminated at or before the Effective Time notwithstanding adoption and approval of this Agreement, the Merger, and the other transactions contemplated hereby by the stockholders of Acquisition and Achievement Tec:

                  (i) by mutual agreement of the Boards of Directors of SRM, Acquisition, and Achievement Tec;

                  (ii) at the option of SRM's and Acquisition's Boards of Directors or Achievement Tec's Board of Directors, if the Effective Time shall not have occurred on or before May 31, 2000;

                  (iii) at the option of SRM's and Acquisition's Boards of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in Section 8.01 and such are not waived by Achievement Tec; and

                  (iv) at the option of Achievement Tec's Board of Directors, if facts exist which render impossible compliance with one or more of the conditions set forth in Section 8.02 and such are not waived by SRM and Acquisition.

      SECTION 8.04 EFFECT OF ABANDONMENT.

            If the Merger is rightfully abandoned or terminated as provided for in Article VII or in this Article VIII:

            (a) except for Sections 7.01(i), 7.02(k), and 8.04(b), this Agreement shall become wholly void and of no further force or effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof; provided, however, that nothing in this Section 8.04(a) shall release SRM, Acquisition, or Achievement Tec or any officer, director, controlling person (if any), employee, counsel, agent, or stockholder thereof from liability for a willful failure to carry out its respective obligations under this Agreement; and

            (b) each of SRM, Acquisition, and Achievement Tec shall pay and bear its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and its meeting of stockholders (if required), including fees and expenses of its counsel, accountants, and other experts.

IX.   MISCELLANEOUS.

      SECTION 9.01 FURTHER ACTIONS. At any time and from time to time, each party agrees, at its own expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

      SECTION 9.02 AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

      SECTION 9.03 SURVIVAL. Each of the covenants, agreements, representations, and warranties contained in this Agreement shall survive the Effective Time. The statements contained in any document executed by either SRM or Acquisition relating hereto or delivered to Achievement Tec in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, either SRM or Acquisition pursuant hereto or thereto or delivered to Achievement Tec in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of SRM or Acquisition, respectively, hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby or thereby). The statements contained in any document executed by

Achievement Tec relating hereto or delivered to either SRM or Acquisition in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, Achievement Tec pursuant hereto or thereto or delivered to either SRM or Acquisition in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of Achievement Tec hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, the Merger, or any of the other transactions contemplated hereby or thereby).

      SECTION 9.04 ENTIRE AGREEMENT; MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof (except as provided in Section 9.03), supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

      SECTION 9.05 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9.05.) Any notice shall be addressed to the attention of the Corporate Secretary. A copy of any and all notices to Achievement Tec shall be delivered in accordance with this section to Brock Silverstein LLC, 800 Third Avenue, 21st Floor, New York 10022, Attention:
Robert Steven Brown, Esq. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 9.05 shall be deemed given at the time of receipt thereof.

      SECTION 9.06 WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors or by a duly authorized officer of the waiving party.

      SECTION 9.07. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of SRM, Acquisition, and Achievement Tec and their respective successors and assigns; provided, however, that no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

      SECTION 9.08 NO THIRD-PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 9.07, except for the indemnitees referenced in Sections 7.01(I) and 7.02(k) hereof.

      SECTION 9.09 SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      SECTION 9.10 HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

      SECTION 9.11 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to conflict of laws.

      IN WITNESS WHEREOF, this Agreement has been executed by duly authorized officers of each of the parties hereto as of the date first above written.

                        SILVER RAMONA MINING COMPANY INC.


                         BY:
                             -------------------------------
                             NAME:
                             TITLE:


                        ACHIEVEMENT TEC ACQUISITION, INC.


                         BY:
                             -------------------------------
                             NAME:
                             TITLE:


                              ACHIEVEMENT TEC, INC.


                         BY:
                             -------------------------------
                             NAME:
                             TITLE:

                                   ADDENDUM TO
                          AGREEMENT AND PLAN OF MERGER

      THIS ADDENDUM TO AGREEMENT AND PLAN OF MERGER (hereinafter the "Addendum"), is made and entered into as of the first day of July, 2000, by and among SILVER RAMONA MINING COMPANY, a Delaware corporation (hereinafter "SRM"); ACHIEVEMENT TECH ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of SRM; and ACHIEVEMENT TEC, INC., a Texas corporation (hereinafter "Achievement Tec"); and is intended to amend that certain Agreement and Plan of Merger executed by the parties hereto on May 9, 2000 (the "Merger Agreement").

                                    RECITALS:

      WHEREAS, the parties hereto desire to amend the Merger Agreement and add the terms and conditions contained herein; and

      WHEREAS, the parties hereto desire that all other terms and conditions of the Merger Agreement not specifically amended hereby shall remain in full force and effect.

      NOW, THEREFORE, in consideration of the premises herein contained, the parties hereby agree as follows:

      1. The parties hereto agree that the Merger Agreement shall be amended to provide that consummation of the Merger and the other transactions contemplated by the Merger Agreement shall be contingent upon the following provision:

      Immediately prior to the Effective Time (as defined in Article IV of the Merger Agreement), Achievement Tec will have received the aggregate sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) in financing, $200,000 of which shall be for pre-merger capital stock of Achievement Tec and $100,000 of which shall be in consideration of the issuance of a promissory note or notes by Achievement Tec in the aggregate principal amount of $100,000. Such funds will be in cash or cash equivalent and are to be used for the general corporate and working capital purposes of Achievement Tec, which, pursuant to the terms of the Merger Agreement, shall be a wholly-owned subsidiary of SRM following the Effective Time. At the time the funds are deposited with Achievement Tec, a separate document will be delivered to SRM giving a summary of the intended use of proceeds and the amount to be designated for each use. If the $300,000 is not deposited with Achievement Tec at the time of the proposed Effective Time, the Merger Agreement shall be deemed to be terminated.

      2. All other provisions, terms and conditions of the Merger Agreement shall remain in full force and effect and shall not be altered or amended except as otherwise provided herein.

      3. All capitalized terms used, but not otherwise defined, herein, shall have the respective meanings ascribed to them in the Merger Agreement.

      4. This Addendum shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

      5. This Addendum may be executed in one or more counterparts, each such counterpart to be deemed an original instrument, but all of which such counterparts together shall constitute but one agreement.

      6. This Addendum may not be modified or amended, nor any provision hereof waived, by any party, except by a writing executed by each of the parties hereto.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Agreement and Plan of Merger in a manner legally binding upon them as of the date first above written.


                                          SILVER RAMONA MINING COMPANY


                                          By:   /s/ Dale B. Lavigne
                                                ------------------------------
                                                Name:  Dale B. Lavigne
                                                Title: Secretary


                                          ACHIEVEMENT TEC ACQUISITION, INC.


                                          By:   /s/ Robert S. Turnbow
                                                ------------------------------
                                                Name:  Robert S. Turnbow
                                                Title: Robert S. Turnbow


                                          ACHIEVEMENT TEC INC.


                                          By:   /s/ Milton S. Cotter
                                                ------------------------------
                                                Name:  Milton S. Cotter
                                                Title: President